U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 19, 2009

HILL INTERNATIONAL, INC.

(Exact name of issuer as specified in its charter)

Delaware	001-33961	20-0953973
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, New Jersey 08053

(Address and Zip Code of Principal Executive Offices)

(856) 810-6200

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

During the Company’s 2008 Fourth Quarter and Full Year Financial Results Conference Call held on March 10, 2009, David L. Richter, the Company’s President and Chief Operating Officer, mentioned that the Company was in the process of negotiating a large acquisition.

On March 19, 2009, at the B. Riley & Co. 10th Annual Institutional Investor Conference held in Las Vegas, Nevada, Mr. Richter announced that the Company no longer was engaged in those negotiations.

Item 9.01	Financial Statements and Exhibits

The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

(a)	Financial statements of businesses acquired — none

(b)	Pro forma financial information — none

(c)	Exhibits — none

Signature

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hill International, Inc.

Dated: March 19, 2009	By:	/s/ John Fanelli III
John Fanelli III, Senior Vice President and Chief (Principal) Financial Officer